                                                WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

                                                  HICKORY PORTFOLIO

                                                      QUARTERLY

                                                       REPORT

                                                     DECEMBER 31, 1997

                                               ONE PACIFIC PLACE, SUITE 600
                                                   1125 SOUTH 103 STREET
                                                OMAHA, NEBRASKA 68124-6008
                                                       402-391-1980
                                                       800-232-4161
                                                     402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one year period ended December 31, 1997, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                         DIFFERENCE
            PERIOD ENDED              HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
------------------------------------  -------------  -----------  -------------------------

Dec. 31, 1997                                39.2%         33.4%                5.8%

Dec. 31, 1996                                35.4          22.9                12.5

Dec. 31, 1995                                40.5          37.5                 3.0

Dec. 31, 1994                               -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                     20.3           5.5                14.8

Since Inception (April 1, 1993)
  Cumulative                                163.2         140.9                22.3

Compound Annual
  Average Return                             22.6          20.3                 2.3

The portfolio's average annual total return for the one year ending December 31, 1997, and for the period since inception (April 1, 1993) was 39.2% and 22.6%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

The graph below shows the growth in value of a $100,000 investment in Hickory since inception (April 1, 1993) to December 31, 1997, assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500 for the same period, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.

             Hickory     S&P 500
            ----------  ----------
             Value of    Value of
  Period     $100,000    $100,000
----------  ----------  ----------
03/31/93    $  100,000  $ 100,000
04/30/93    $   91,621  $  97,583
05/31/93    $   95,999  $ 100,184
06/30/93    $   96,609  $ 100,476
07/31/93    $   99,489  $ 100,071
08/31/93    $  107,204  $ 103,859
09/30/93    $  108,002  $ 103,062
10/31/93    $  115,026  $ 105,192
11/30/93    $  111,438  $ 104,193
12/31/93    $  120,267  $ 105,452
01/31/94    $  118,421  $ 109,034
02/28/94    $  116,476  $ 106,076
03/31/94    $  110,109  $ 101,457
04/30/94    $  109,060  $ 102,759
05/31/94    $  110,065  $ 104,440
06/30/94    $  104,789  $ 101,881
07/31/94    $  104,153  $ 105,224
08/31/94    $  110,360  $ 109,530
09/30/94    $  109,189  $ 106,855
10/31/94    $  107,787  $ 109,247
11/30/94    $  101,810  $ 105,272
12/31/94    $   99,476  $ 106,830
01/31/95    $   99,870  $ 109,599
02/28/95    $  103,994  $ 113,865
03/31/95    $  105,513  $ 117,219
04/30/95    $  105,229  $ 120,668
05/31/95    $  111,054  $ 125,480
06/30/95    $  118,331  $ 128,392
07/31/95    $  124,859  $ 132,647
08/31/95    $  133,445  $ 132,978
09/30/95    $  139,110  $ 138,586
10/31/95    $  133,237  $ 138,091
11/30/95    $  137,345  $ 144,146
12/31/95    $  139,728  $ 146,922
01/31/96    $  146,980  $ 151,917
02/29/96    $  148,848  $ 153,328
03/31/96    $  148,334  $ 154,805
04/30/96    $  151,650  $ 157,084
05/31/96    $  159,513  $ 161,128
06/30/96    $  163,383  $ 161,741
07/31/96    $  150,145  $ 154,599
08/31/96    $  160,466  $ 157,864
09/30/96    $  168,758  $ 166,741
10/31/96    $  171,426  $ 171,337
11/30/96    $  179,661  $ 184,276
12/31/96    $  189,125  $ 180,625
01/31/97    $  195,946  $ 191,903
02/28/97    $  200,614  $ 193,409
03/31/97    $  190,121  $ 185,477
04/30/97    $  190,461  $ 196,540
05/31/97    $  217,223  $ 208,497
06/30/97    $  220,947  $ 217,832
07/31/97    $  229,579  $ 235,160
08/31/97    $  232,386  $ 221,995
09/30/97    $  248,189  $ 234,145
10/31/97    $  251,508  $ 226,334
11/30/97    $  248,562  $ 236,802
12/31/97    $  263,210  $ 240,866

This information represents past performance of the Hickory Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      DECEMBER 31, 1997 - QUARTERLY REPORT

                                                                 January 6, 1998

Dear Fellow Shareholder:

      Hickory's strong results continued in the fourth quarter despite a more unsettled stock market environment. The fund gained 6.1% during the last three months of the year, bringing the total return for the year to 39.2%. Over the same periods, the S&P 500 (including reinvested dividends) had total returns of 2.9% and 33.4%, respectively.

      Hickory's results have also been quite satisfactory relative to other stock mutual funds. Hickory's returns over the last year, three years, and since inception are shown in the table below compared to the results of the average growth fund, as reported by Lipper.

                        HICKORY VS. AVERAGE GROWTH FUND
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                  HICKORY          AVERAGE
                   PERIOD                      TOTAL RETURN      GROWTH FUND     DIFFERENCE
--------------------------------------------  ---------------  ---------------  -------------
1 year (12-31-96 to 12-31-97)                         39.2%            25.3%           13.9%
3 years (12-31-94 to 12-31-97)                        38.3%            25.4%           12.9
Since inception (4-1-93 to 12-31-97)                  22.6%            17.2%            5.4

REVIEW AND OUTLOOK

      Long time readers of these letters should be familiar with the three principles I use in managing Hickory.

      1. BUY GROWING VALUE, PRICED AT A DISCOUNT: I attempt to identify good companies which I think will be able to grow shareholder value at an attractive rate over many years, and buy them at a discount to what I think the company is worth today.

      2. CONCENTRATE: Recognizing that there are only a limited number of great investment opportunities, I focus Hickory's assets on those companies and industries that I believe are the most attractive investments.

      3. INVEST FOR THE LONG TERM: I believe that the appropriate time horizon for stock investments is at least three to five years. Therefore, I manage Hickory to maximize long-term returns, placing little emphasis on the next month or quarter.

      During 1997, these strategies were once again successful. The underlying performance of the businesses we owned during the year were generally quite good. Even better, in many cases we were rewarded as the prices of our stocks rose more than the increase in the underlying values of the businesses, partially closing the gap between current price and current value. For example, in previous letters I have highlighted Valassis Communications and Capital One Financial as attractive businesses with undervalued stocks. Both businesses performed well in 1997, but the stocks did even better, rising 75% and 51%, respectively.

      My willingness to concentrate on what I perceive to be the most attractive opportunities was also, on balance, helpful to our 1997 results. Several of our largest positions had particularly strong years. In addition to Valassis and Capital One, other strong performers among our largest positions included Centennial Cellular (up 69%), Telecommunications, Inc. (up over 100%), and Comcast (up 78%).

      My long-term focus was also rewarded this year. The best examples of this came from the cable stocks. This is an industry I have liked and owned since before Hickory's inception. However, the stocks had performed badly since 1994, as the companies have struggled with rate re-regulation and the stocks have struggled with negative perceptions about competition and the costs of upgrading physical plant. By the fall of 1996, I felt that the bad news was fully reflected in the prices of the stocks, and I significantly increased our positions. My patience was rewarded this year as investors began to realize that competition would not be as big a threat as they had feared, and as technology companies such as Microsoft showed an increased interest in the cable infrastructure.

      As usual, not everything I did worked as planned. By far the most glaring example of this is Redwood Trust, our single largest position and a significant under-performer during the year. I continue to believe that the company's management, cost structure, and long-term competitive position are strong and that Redwood's stock is currently undervalued.

      After three very strong years, what should we expect for 1998 and beyond? My outlook remains much the same as it has been over the past two years. No one should expect a repeat of Hickory's recent performance -- returns greater than 30% per year are simply not sustainable. As a matter of fact, I would not be surprised if Hickory's total return over the next three years matched our average annual return over the last three years. I continue to worry about valuations in the overall stock market. Stock investors should be comfortable with the possibility of either a significant correction or an extended period where annual stock returns average less than 10%, or both. Nevertheless, I remain comfortable having all of my personal investable assets in Hickory. I still very much like the prospects of the companies we own. While some of our stocks are not as cheap as they once were (i.e., cable), others appear to me to be much cheaper (i.e., Redwood Trust), and I remain optimistic about our long-term prospects.

SHAREHOLDER MEETING

      This year we plan to hold our shareholder meeting at the Omaha Marriott on May 27. It doesn't look like we'll have any official business to conduct, so we should be able to answer lots of your questions. I hope we will see you then.

      I appreciate your continuing support and I look forward to your questions.

                                                     Sincerely,

                                                     /S/ RICHARD F. LAWSON

                                                     Richard F. Lawson
                                                     Portfolio Manager

                 (This page has been left blank intentionally.)

                            SCHEDULE OF INVESTMENTS

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1997
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                                  COST         VALUE
-----------                                                                            ------------  ------------
             COMMON STOCKS -- 88.5%
             CABLE TELEVISION -- 16.5%
     27,000  Adelphia Communications Corp. CL A*                                       $    173,000  $    499,500
    130,000  Century Communications Corp. CL A*                                             651,569     1,267,500
     13,000  Comcast Corporation CL A                                                       201,025       414,375
     11,500  Comcast Corporation Special CL A                                               168,233       362,969
     15,448  Tele-Communications, Inc. CL A*                                                185,444       431,578
     20,000  U.S. West Media Group*                                                         366,200       577,500
                                                                                       ------------  ------------
                                                                                          1,745,471     3,553,422
                                                                                       ------------  ------------
             CONSUMER PRODUCTS AND SERVICES -- 3.1%
     37,000  American Classic Voyages Co.*                                                  288,125       670,625
                                                                                       ------------  ------------

             DIVERSIFIED INDUSTRIES -- 1.4%
      3,600  Lynch Corp.*                                                                   284,444       298,800
                                                                                       ------------  ------------

             FINANCIAL SERVICES -- 8.0%
     22,000  Capital One Financial Corp.                                                    613,781     1,192,125
     25,000  Imperial Credit Industries, Inc.*                                              332,075       512,500
                                                                                       ------------  ------------
                                                                                            945,856     1,704,625
                                                                                       ------------  ------------
             HEALTH CARE -- 1.8%
     17,000  Lab Holdings, Inc.                                                             480,730       395,250
                                                                                       ------------  ------------

             MEDIA AND ENTERTAINMENT -- 12.6%
     30,000  TCI Satellite Entertainment CL A*                                              226,427       206,250
     12,500  Tele-Communications Liberty Media CL A*                                        228,212       453,125
      7,552  Tele-Communications TCI-Ventures Grp A*                                         89,829       213,816
     50,000  Valassis Communications, Inc.*                                                 742,213     1,850,000
                                                                                       ------------  ------------
                                                                                          1,286,681     2,723,191
                                                                                       ------------  ------------
             MORTGAGE BANKING -- 5.9%
      8,000  Countrywide Credit Industries, Inc.                                            109,230       343,000
      4,000  New Century Financial Corp.*                                                    44,000        41,000
     54,920  Resource Bancshares Mtg. Grp., Inc.                                            604,343       895,883
                                                                                       ------------  ------------
                                                                                            757,573     1,279,883
                                                                                       ------------  ------------

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES

  SHARES
 OR UNITS                                                                                  COST         VALUE
-----------                                                                            ------------  ------------
             REAL ESTATE AND CONSTRUCTION -- 3.5%
      9,000  Forest City Enterprises, Inc. CL A                                        $    197,678  $    523,125
      4,250  SLH Corp.*                                                                      27,129       238,000
                                                                                       ------------  ------------
                                                                                            224,807       761,125
                                                                                       ------------  ------------
             REAL ESTATE INVESTMENT TRUSTS -- 17.6%
     40,000  Hanover Capital Mortgage Holdings, Inc.***                                     609,308       660,000
     20,000  NovaStar Financial, Inc.**                                                     300,000       332,500
     25,000  Novastar Financial, Inc. Common                                                433,112       395,312
    118,332  Redwood Trust, Inc.                                                          2,670,108     2,411,015
                                                                                       ------------  ------------
                                                                                          4,012,528     3,798,827
                                                                                       ------------  ------------
             TELECOMMUNICATIONS SERVICES -- 18.1%
     50,000  360 Communication Co.*                                                       1,010,430     1,009,375
     10,000  Airtouch Communications, Inc.*                                                 238,100       415,625
    100,000  Centennial Cellular Corp. CL A*                                              1,214,569     2,050,000
     43,500  Corecomm, Inc.*                                                                706,878       440,438
      1,500  East/West Communications, Inc.                                                     225             0
                                                                                       ------------  ------------
                                                                                          3,170,202     3,915,438
                                                                                       ------------  ------------
                     Total Common Stocks                                                 13,196,417    19,101,186
                                                                                       ------------  ------------


   FACE
  AMOUNT
-----------
             SHORT-TERM SECURITIES -- 10.0%
$ 1,163,792  Norwest U.S. Government Money Market Fund                                    1,163,792     1,163,792
  1,000,000  Federal Home Loan Bank Discount Note 3/30/98                                   986,494       986,279
                                                                                       ------------  ------------
                                                                                          2,150,286     2,150,071
                                                                                       ------------  ------------
                     Total Investments in Securities                                   $ 15,346,703    21,251,257
                                                                                       ------------  ------------
             Other Assets Less Liabilities -- 1.5%                                                        331,543
                                                                                                     ------------
                     Total Net Assets -- 100%                                                        $ 21,582,800
                                                                                                     ------------
                                                                                                     ------------
                     Net Asset Value Per Share                                                       $     23.701
                                                                                                     ------------
                                                                                                     ------------

*Non-income producing
**These units, purchased in a private placement, consist of one share of preferred stock convertible to common and one stock purchase warrant and are restricted securities, exempt from registration under the Securities Act of 1933 (the "Act"). Unless registered under the Act or exempted from registration, they may only be sold to qualified institutional investors or certain accredited investors.
***Each unit consists of one share of common stock and one stock purchase warrant.

         WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.